UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2010
TELULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23212	36-3885440

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 South Wacker Drive, Suite 4300, Chicago, Illinois	60606-6622

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 379-8397
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On March 16, 2010, Telular Corporation (“Telular”) issued a press release to revise previous guidance for the remainder of fiscal year 2010. A copy of the press release is being furnished, not filed, as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

99.1	Press Release dated March 16, 2010 providing updated financial guidance for Telular Corporation for the remainder of fiscal year of 2010.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2010	TELULAR CORPORATION
/s/ Jonathan Charak
Jonathan Charak
Chief Financial Officer

TELULAR CORPORATION
Exhibit Index to Current Report on Form 8-K
Dated March 16, 2010

Exhibit
Number	Description

99.1	Press Release dated March 16, 2010, providing updated financial guidance of Corporation for Telular Corporation for the remainder of fiscal year 2010.